Lord Abbett                          Global
                                          Fund

                                                                 o Income Series
                                                                 o Equity Series


                                                              1997 ANNUAL REPORT

                               [TEA AND COFFEE CUPS]


                                     A globally-diversified mutual fund with two portfolios to help you achieve your goals

                                     [LOGO]

Report to Shareholders
For the Fiscal Year Ended December 31, 1997

[PHOTO OMITTED]

/s/ ROBERT S. DOW
----------------------------------
ROBERT S. DOW
CHAIRMAN

JANUARY 14, 1998

Table of Contents

Income Series
--------------------------------------------------------------------------------
About the Income Series                                                        1
Statement of Net Assets                                                        2


Equity Series
--------------------------------------------------------------------------------
About the Equity Series                                                        4
Statement of Net Assets                                                        5


Income and Equity Series
--------------------------------------------------------------------------------
Statements of Operations                                                       9
Statements of Changes in
  Net Assets                                                                   9
Financial Highlights                                                          10
Notes to Financial Statements                                                 11


Lord Abbett Global Fund completed its fiscal year on December 31, 1997. Below is an overview of each Series' class-specific data.

                                  Income Series                    Equity Series
-----------------------------------------------    -----------------------------
                                     Year Ended                       Year Ended
                              December 31, 1997                December 31, 1997
-----------------------------------------------    -----------------------------
                  Class A    Class B    Class C    Class A    Class B    Class C
-----------------------------------------------    -----------------------------
Net asset value    $8.09      $8.09      $8.09      $12.08     $12.03     $12.05
Dividends          $0.581     $0.523     $0.523     $ 0.33     $ 0.26     $ 0.27
Capital gains          --         --         --     $ 1.11     $ 1.11     $ 1.11
Total return*      +4.2%      +3.5%      +3.5%       +8.0%      +7.2%      +7.3%

About the Income Series

During the year, your Series benefited from exposure to high-quality government issues, particularly in the U.S., Germany and the United Kingdom (U.K.). With the Federal Reserve Board (the "Fed") on hold and no adjustments to monetary policy during the latter part of the year, policy makers and market participants turned their attention primarily to the impact of the Asian currency crisis. The resulting flight to quality assets affected yields, driving them lower in the global investment-grade bond markets.

The U.S. dollar remained a strong reserve of value, particularly against the yen and the German mark. While your Series held U.S. assets averaging about 45% of the portfolio over the year, exposure to Pacific Rim countries such as Japan, Australia and New Zealand was reduced or eliminated, reflecting the immediate impact of the Asian crisis. Core European holdings were increased, as was exposure to the U.S. market.

We will continue to monitor the Asian markets to determine global investment opportunities. We anticipate that the U.S. dollar will remain strong in 1998, and we will maintain a commitment to U.S. and other high-grade global assets.

About the Equity Series

The most notable change in your Series over the year was the shift in country allocation during the past six months. U.S. holdings were increased to just under 45% of the portfolio to take advantage of anticipated strong performance in the U.S. market. We reduced holdings in the Pacific Rim, cutting exposure to Japan by half, and, as a result, the portfolio was not greatly affected by the crisis in the Asian markets.

Your Series benefited from a slight overweighting in Continental European holdings, which performed well as a result of specific stock selection. A hedge against Japanese currency produced high returns when the yen weakened against the dollar. Stocks in the financial sector (such as banks) yielded strong returns, as did consumer noncyclicals (companies whose performance is not tied to economic growth), and we expect to continue to emphasize these sectors.

We believe that the U.S. economy will continue to exhibit broad-based strength in the first half of 1998, then slow over the latter part of the year, reflecting accumulating trade weakness and lesser gains in capital spending. Inflation should remain relatively steady at a rate of approximately 21 1/42% over the period. The economic slowdown we are expecting will likely be accompanied by earnings deceleration, possibly resulting in lower market returns than investors have received during the last three years. While we remain watchful of the situation in Asia, the profit outlook is generally favorable in Europe as key countries experience economic growth.

Thank you for including the Lord Abbett Global Fund as part of your investment portfolio. We look forward to helping you achieve your financial goals in 1998 and beyond.


* Total return is the percent change in net asset value assuming the reinvestment of all distributions and does not reflect the deduction of sales charges.

About Lord Abbett's Income Series

Global Diversification

Our research team seeks to identify the best value in relation to risk by analyzing economic factors and interest-rate trends in the world's major bond markets. Investing in many bond markets, versus investing only in the U.S., has the potential to increase returns and reduce risk. The returns below are not Income Series returns. There is no guarantee that the Income Series' portfolio will include all of the countries listed in the two charts below.

                   A Comparison of 10-Year Government Bonds, After Currency Translations

                   1988    1989    1990   1991   1992    1993  1994     1995   1996    1997    10 Years
                                                                                               Ended
                                                                                               12/31/97
-------------------------------------------------------------------------------------------------------
 Canada            19.0    16.1     5.6   24.1   (0.5)   13.2  (13.6)   26.1   11.3     8.6    168.6
-------------------------------------------------------------------------------------------------------
 France             7.3     8.9    19.8   16.4    4.6    17.0   (0.5)   31.3    4.8    (3.5)   163.5
-------------------------------------------------------------------------------------------------------
 Germany           (3.0)    5.6    10.5   10.8    6.2    10.6    5.1    27.2   (0.3)   (5.4)    85.7
-------------------------------------------------------------------------------------------------------
 Japan              2.7   (14.4)    3.0   24.2   11.3    30.8    5.5    12.9   (5.9)   (4.3)    75.6
-------------------------------------------------------------------------------------------------------
 United Kingdom     2.3    (3.5)   34.2   14.7   (3.9)   21.4   (5.4)   17.5   18.4    11.5    160.1
-------------------------------------------------------------------------------------------------------
 United States      8.8    14.0     6.7   17.0    7.3    12.1   (6.7)   23.6    2.9    11.5    146.4
-------------------------------------------------------------------------------------------------------

All figures indicate percentage total returns in U.S. dollars; ( ) signify negative return. Sources: J.P. Morgan Securities and Goldman Sachs International, Limited.

Where in the World Are High Yields?

A portfolio which includes high-quality foreign bonds has the opportunity to search for higher yields around the globe. As shown below, yields on high-quality bonds vary from country to country. This data does not represent Income Series performance.

  [The following table was depicted as a bar graphic in the printed material.]

-----------------------------
United States           5.75%
-----------------------------
Australia               6.01%
-----------------------------
Canada                  5.53%
-----------------------------
Denmark                 5.66%
-----------------------------
France                  5.35%
-----------------------------
Germany                 5.32%
-----------------------------
Italy                   5.65%
-----------------------------
Japan                   1.95%
-----------------------------
New Zealand             7.03%
-----------------------------
South Africa           13.90%
-----------------------------
Spain                   5.60%
-----------------------------
Sweden                  6.00%
-----------------------------
United Kingdom          6.21%
-----------------------------

Semi-annual yields to maturity on 10-year government benchmark bonds. Source:
Union Bank of Switzerland (as of December 31, 1997).

Diversification in High-Quality Global Bonds

In seeking its goal of high income with relative safety, the Income Series focuses on quality. Using global diversification, the Income Series attempts to reduce risk while striving to capture high interest rates from quality bonds around the world. See the Income Series' portfolio of investments in long-term securities on page 2.


                               Data as of 12/31/97

High Quality of
Long-Term
Portfolio Holdings:

AAA      93.6%
AA        1.9%
BBB       4.5%

[The following table was depicted as a geographical chart in the printed material.]

                                  United States                           46.21%

                                  Australia                                2.51%

                                  Canada                                   2.15%

                                  Denmark                                  6.06%

                                  Ireland                                  2.13%

                                  Netherlands                              1.27%

                                  Germany                                 10.93%

                                  Italy                                    7.42%

                                  South Africa                             4.82%

                                  Spain                                    4.42%

                                  Sweden                                   5.96%

                                  UK                                       6.12%

                                                             Data as of 12/31/97

Important Information

Prior to July 15, 1996, the Income Series had only one class of shares, which is now designated as Class A shares. Results from periods from July 15, 1996 onward relate to Class A shares. The investment return and principal value of a Fund investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Foreign investment risk factors include less regulation and the potential for less liquidity and more volatility than U.S. markets; currency fluctuation; potentially less publicly-available information about companies, banks and governments than for U.S. counterparts; lack of uniform accounting standards among countries, impairing comparisons; potentially higher transaction costs and different securities settlement and trading practices. Each Series of the Fund issues additional classes of shares, with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 3/31/98, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

                               Statement of Net Assets
                               INCOME SERIES December 31, 1997

                                                                                                         Principal
                                                                                                            Amount
                                                                                      Rating*: S&P        in Local
                               Investments                                              or Moody's        Currency    Market Value
==================================================================================================================================
Investments in Securities 92.30%
==================================================================================================================================
Foreign 49.65%
==================================================================================================================================
Australia 2.31%                Australian Commonwealth Treasury 83/4% due 8/15/2008            AAA     $    4,385M     $ 3,442,405
-----------------------------------------------------------------------------------------------------------------------===========
Canada 1.98%                   Government of Canada Notes 9% due 6/1/2025                      AAA          3,000M       2,953,233
-----------------------------------------------------------------------------------------------------------------------===========
Denmark 5.60%                  Denmark Government 7% due 11/15/2007                            AAA         34,000M       5,449,010
                               Denmark Nykredit 7% due 10/1/2029                                AA         19,949M       2,878,820
                               Total                                                                                     8,327,830
-----------------------------------------------------------------------------------------------------------------------===========
Germany 10.09%                 Deutschland Republic Zero Coupon due 7/4/2007                   AAA          4,280M         404,400
                               Deutschland Republic 61/2% due 7/4/2027                         AAA          5,000M       3,010,225
                               Deutschland Republic 73/8% due 1/3/2005                         AAA         15,975M      10,030,543
                               Deutschland Republic 9% due 10/20/2000                          AAA          2,520M       1,562,395
                               Total                                                                                    15,007,563
-----------------------------------------------------------------------------------------------------------------------===========
Ireland 1.96%                  Irish Government 8% due 10/18/2000                              AAA          1,900M       2,920,792
-----------------------------------------------------------------------------------------------------------------------===========
Italy 6.86%                    Republic of Italy (BTPS) 9% due 11/1/2023                       AAA      3,700,000M       2,893,400
                               Republic of Italy (BTPS) 101/2% due 4/1/2005                    AAA      2,000,000M       1,462,000
                               Republic of Italy (BTPS) 12% due 9/1/2001                       AAA      8,450,000M       5,838,950
                               Total                                                                                    10,194,350
-----------------------------------------------------------------------------------------------------------------------===========
Netherlands 1.17%              Netherlands Government 83/4% due 1/15/2007                      AAA          2,850M       1,739,056
-----------------------------------------------------------------------------------------------------------------------===========
South Africa 4.45%             Development Bank of South Africa Zero Coupon due 12/31/2027     BBB        200,000M       1,122,000
                               Republic of South Africa 12% due 2/28/2005+                     BBB         29,000M       5,500,256
                               Total                                                                                     6,622,256
-----------------------------------------------------------------------------------------------------------------------===========
Spain 4.08%                    Spanish Government 8.40% due 4/30/2001+                         AAA        834,900M       6,074,732
-----------------------------------------------------------------------------------------------------------------------===========
Sweden 5.51%                   Kingdom of Sweden SGB 8% due 8/15/2007                          AAA         56,500M       8,191,144
-----------------------------------------------------------------------------------------------------------------------===========
United Kingdom 5.64%           U.K. Treasury 10% due 9/8/2003                                  AAA          4,390M       8,397,824
                               ----------------------------------------------------------------------------------------===========
                               Total Investments in Foreign Securities (Cost $75,559,158)                               73,871,185
-----------------------------------------------------------------------------------------------------------------------===========

                               Statement of Net Assets
                               INCOME SERIES December 31, 1997

                                                                                                         Principal
                                                                                                            Amount
                                                                                      Rating*: S&P        in Local
                               Investments                                              or Moody's        Currency    Market Value
==================================================================================================================================
United States 42.65%
==================================================================================================================================
                               Federal National Mortgage Association 61/2%
                               due on an announced basis                                       AAA     $   17,000M    $ 16,787,500
                               U.S. Treasury Notes 63/8% due 8/15/2027                         AAA          3,000M       3,164,531
                               U.S. Treasury Notes 7% due 7/15/2006                            AAA         20,250M      21,860,508
                               U.S. Treasury Notes 87/8% due 2/15/1999+                        AAA         20,000M      20,693,750
                               U.S. Treasury Strips due 11/15/2021                             AAA          4,000M         952,500
                               Total Investments in United States Securities (Cost $61,994,236)                         63,458,789
                               ---------------------------------------------------------------------------------------============
                               Total Investments in Securities (Cost $137,553,394)                                     137,329,974
==================================================================================================================================
Other Assets, Less Liabilities 7.70%
==================================================================================================================================
Other Assets

Short-Term Investments         Federal Home Loan Mortgage Corporation 15% due 1/14/1998        AAA         16,760M      16,812,375
                               U.S. Treasury Notes 51/2% due 11/15/1998                        AAA          4,400M       4,395,875
                               Federal Home Loan Bank Discount 43/4% due 1/2/1998              AAA          1,300M       1,299,657
                               Other (See Note 5)                                                                       34,127,929
                               Total Short-Term Investments (Cost $56,822,925)                                          56,635,836
                               ---------------------------------------------------------------------------------------============
Cash                                                                                                                       233,579
----------------------------------------------------------------------------------------------------------------------============
Receivable for:                Securities sold                                                                         162,403,249
                               Interest                                                                                  4,724,801
                               Capital stock sold                                                                           64,314
                               Total Other Assets                                                                      224,061,779
==================================================================================================================================
Liabilities

Payable for:                   Securities purchased                                                                    177,355,833
                               Distributions                                                                               660,225
                               Capital stock reacquired                                                                    189,686
                               Cash collateral on securities loaned                                                     34,127,929
                               Other                                                                                       273,151
                               Total Liabilities                                                                       212,606,824
                               ---------------------------------------------------------------------------------------============
                               Total Other Assets, Less Liabilities                                                     11,454,955
==================================================================================================================================
Net Assets 100.00%                                                                                                    $148,784,929
==================================================================================================================================
                               Class A Shares-Net asset value
                               ($142,331,542 / 17,586,613 shares outstanding)                                                $8.09
                               Class B Shares-Net asset value
                               ($1,344,292 / 166,168 shares outstanding)                                                     $8.09
                               Class C Shares-Net asset value
                               ($5,109,095 / 631,205 shares outstanding)                                                     $8.09

                              * Ratings have not been audited by Deloitte &
                                Touche LLP.
                              + Security on loan. See Note 5.
                                See Notes to Financial Statements.

About Lord Abbett's Equity Series

Why Invest Internationally?

International investors have a larger choice of exceptional companies to choose from than investors who concentrate solely on U.S.-based companies.


Percent of the World's Publicly Traded Companies

 [The following material was depicted as a pie chart in the printed material.]

            Based in the U.S.             50%
            Based outside of the U.S.     50%

Source: Morgan Stanley Capital International. Data is as of 12/31/97 and is based on market capitalization.

The Global Perspective Has Provided a World of Opportunity

Global investing can offer the opportunity to participate in those markets which seem poised for growth. And, importantly, a globally-diversified stock portfolio historically has offered increased safety relative to a portfolio of U.S. stocks, exclusively. This graph does not represent the Equity Series' portfolio.


Diversification Reduced Risk and Increased Returns

   WEIGHTS          MS EAFE        RISK           RETURN
   MS USA
    100                  0         15.12          12.52
     90                  10        14.48          12.65
     80                  20        14.00          12.75
     70                  30        13.71          12.82
     60                  40        13.62          12.87
     50                  50        13.73          12.88
     40                  60        14.03          12.86
     30                  70        14.52          12.81
     20                  80        15.18          12.73
     10                  90        15.98          12.62
     0                   100       16.91          12.48


Derived using returns from December 1969 to December 1997. Past performance is no indication of future results. Source: Morgan Stanley Capital International.

Managed to Participate in Global Growth

Portfolio diversification positions the Equity Series to participate in global opportunities. Eighteen countries were represented in the Equity Series at year end; see the portfolio of investments in long-term securities on page 5.

[The following table was depicted as a geographical chart in the printed material.]

                        United States        46.21%

                        Mexico                1.05%

                        Brazil                0.96%

                        Argentina             0.50%

                        Sweden                3.27%

                        Switzerland           4.24%

                        Denmark               0.71%

                        Netherlands           3.63%

                        UK                   11.84%

                        France                5.80%

                        Spain                 0.16%

                        Germany               5.87%

                        Italy                 1.29%

                        South Africa          0.28%

                        Japan                12.42%

                        Hong Kong             0.92%

                        Singapore             0.72%

                        Australia             2.51%

                                                             Data as of 12/31/97

                        Statement of Net Assets
                        EQUITY SERIES December 31, 1997

                        Investments                                                               Shares   Market Value
=======================================================================================================================
Investments in Securities 98.37%
=======================================================================================================================
Foreign 55.09%
=======================================================================================================================
Argentina .49%          Irsa Gdr-Real estate company                                               5,200     $  197,600
                        Telecom Argentina ADR-Large telecommunications company                     5,600        199,850
                        Total                                                                         --        397,450
-------------------------------------------------------------------------------------------------------------==========
Australia 2.31%         Amcor Ltd.-Paper and packaging manufacturing                              32,000        140,617
                        Fletcher Challenge Energy-Oil exploration                                 48,000        168,178
                        Futuris Corp. Ltd.-Conglomerate                                          215,000        235,146
                        Gio Australia Holdings-Insurance/fund management company                 102,000        260,497
                        Goodman Fielder Ltd.-Food processing                                     165,000        262,085
                        Lend Lease Corp.-Financial services company                               21,400        417,942
                        Westpac Banking Corp.-Major bank                                          60,000        383,412
                        Total                                                                         --      1,867,877
-------------------------------------------------------------------------------------------------------------==========
Brazil .94%             Electrobras Preferred ADR-Electric power utility                          12,800        323,200
                        Telebras ADR-National telecommunications company monopoly                  3,735        436,527
                        Total                                                                         --        759,727
-------------------------------------------------------------------------------------------------------------==========
Denmark .70%            Den Danske Bank-Largest bank in Denmark                                    4,250        566,467
-------------------------------------------------------------------------------------------------------------==========
France 5.70%            Compagnie Fin Paribas-Major banking and finance group                      8,000        698,357
                        Pinault Printemps Redoute-One of the principal
                        retailing and specialist distribution in France                            1,550        830,727
                        Rhone Poulenc Series A-Chemicals and pharmaceuticals manufacturer         22,800      1,025,984
                        Suez Lyonnaise des Eaux-Water and business services group                 10,670      1,186,110
                        Total SA `B' Shares-Energy and petroleum company                           7,945        868,603
                        Total                                                                         --      4,609,781
-------------------------------------------------------------------------------------------------------------==========
Germany 5.79%           Commerzbank-Major bank                                                    27,500      1,069,921
                        Mannesmann-Engineering group                                               2,250      1,129,252
                        Metro-Merchandising company                                               12,700        450,345
                        Thyssen-Largest producer of steel in Germany                               3,860        823,832
                        Veba-Conglomerate with involvement in the oil and
                        electricity industries                                                    17,550      1,194,905
                        Total                                                                         --      4,668,255
-------------------------------------------------------------------------------------------------------------==========
Hong Kong .91%          Guoco Group-Major bank                                                    64,000        156,518
                        Hong Kong & China Gas Ltd.-Utility company                               168,000        325,231
                        Hutchison Whampoa-Ports, telecommunications and
                        property conglomerate                                                     40,000        250,888
                        Total                                                                         --        732,637
-------------------------------------------------------------------------------------------------------------==========
Italy 1.26%             ENI-Former state-owned oil and gas company                               180,000      1,021,680
-------------------------------------------------------------------------------------------------------------==========
Japan 12.21%            Bank of Tokyo-Mitsubishi Ltd.-Major banks                                 30,000        412,971
                        Bridgeston Corp.-Manufacturer of rubber-based products                    25,000        541,067
                        Canon Inc.-Precision equipment manufacturer                               12,000        278,984
                        Canon Sales Co. Inc.-Distributor                                          20,000        227,898
                        Citizen Watch Co. Ltd.-Watch manufacturer                                 29,000        194,059
                        East Japan Railway-Railroad company                                           22         99,098
                        Fuji Machine Manufacturing-A major manufacturer
                        of automated assembly machines for electronic
                        parts and components                                                       7,000        168,629
                        Fuji Photo Film Ltd.-Major manufacturer of photo-
                        sensitive materials                                                       12,000        458,856
                        Fujikura Cable Ltd.-Manufacturer of fiber-optic cable                     40,000        264,300
                        Hitachi Ltd.-One of Japan's major electrical
                        engineering groups with operations ranging
                        from computers to electrical power systems                                65,000        462,300
                        Industrial Bank of Japan-Major bank                                       25,000        177,807
                        Ito Yokado Co.-Diversified retailing operations                            2,000        101,713
                        Matsushita Electric Industrial Co.-Consumer
                        electronics manufacturer                                                  23,000        335,959

                        Statement of Net Assets
                        EQUITY SERIES December 31, 1997

                                                                                               Shares or
                                                                                        Principal Amount
                        Investments                                                    in Local Currency   Market Value
=======================================================================================================================
                        Matsushita Electric Works-Manufacturer of electronic components,
                        principally for the construction industry                                 30,000     $  259,254
                        Mitsui & Company-General trading company                                  82,000        484,120
                        Mitsui Fudosan-Real estate company                                        62,000        597,432
                        Nichiei Co.-Financial services company                                     3,600        382,686
                        Nippon Comsys Corp.-Construction and housing company                      22,000        270,877
                        Nippon Telephone & Telegraph-Japan's largest
                        telecommunications company                                                    78        668,094
                        Nissan Motors-Japan's second, and the world's fourth,
                        largest auto manufacturer                                                 87,000        359,284
                        Nitto Denko Corp.-Manufacturer of electronic components                   20,000        344,142
                        Ono Pharmaceuticals-Pharmaceutical manufacturer                            7,000        135,439
                        Sankyo Co.-Pharmaceutical manufacturer                                     8,000        180,483
                        Sanwa Bank-Large commercial bank                                          20,000        201,896
                        Sekisui Chemical-Chemical and resin producer                              55,000        278,872
                        Shiseido Co.-Cosmetic manufacturer                                        20,000        272,254
                        STB Cayman Capital Conv. Deb. 0.5% due 10/1/2007
                        (Sumitomo Trust & Banking-Bank trust)                                    30,000M        169,770
                        Sumitomo Electric Industries-Manufacturer of electric
                        wire and cables                                                           37,000        503,670
                        Sumitomo Trust & Banking-One of the leading trust banks in Japan          38,000        197,034
                        Taishe Pharmaceuticals Co.-Pharmaceuticals manufacturer                   11,000        280,132
                        Tokyo Electric Power-Electric utility                                     12,000        218,416
                        Toyota Motor Corp.-Automobile manufacturer                                12,000        343,224
                        Total                                                                         --      9,870,720
-------------------------------------------------------------------------------------------------------------==========
Mexico 1.04%            Cementos de Mexico ADR-Largest cement producer                            17,000        146,094
                        Fomento Economico Mexicano ADR-Mexican brewer and cola bottler+           35,600        280,350
                        Gruma SA de C.V. Class B-Flour manufacturer                               37,740        149,745
                        Kimberly Clark de Mexico SA Series A-Paper and packaging company          55,000        260,508
                        Total                                                                         --        836,697
-------------------------------------------------------------------------------------------------------------==========
Netherlands 3.57%       Ahold NV-Merchandising company                                            33,300        869,310
                        ING Group NV-Banking and insurance company                                21,000        885,018
                        VNU-Publishing group                                                      40,000      1,129,096
                        Total                                                                         --      2,883,424
-------------------------------------------------------------------------------------------------------------==========
Singapore .71%          DBS Land-Real estate company                                             109,000        167,588
                        Development Bank of Singapore-Leading Singapore bank and
                        financial services company                                                34,587        296,812
                        United Overseas Bank-One of the leading bank and financial
                        services companies                                                        20,000        111,442
                        Total                                                                         --        575,842
-------------------------------------------------------------------------------------------------------------==========
South Africa .27%       Rembrandt Group Ltd.-Consumer products conglomerate                       30,000        218,844
-------------------------------------------------------------------------------------------------------------==========
Spain .16%              Enersis SA Sponsored ADR-Electric power utility                            4,500        129,938
-------------------------------------------------------------------------------------------------------------==========
Sweden 3.22%            Astra Series A-Pharmaceutical company                                     54,600        948,708
                        Ericsson (LM) Series B-Telecommunications company                         15,700        592,217
                        Nordbanken Holding-Major bank                                            186,900      1,060,452
                        Total                                                                         --      2,601,377
-------------------------------------------------------------------------------------------------------------==========
Switzerland 4.17%       Novartis-Pharmaceutical and chemical company                                 685      1,109,445
                        Roche Holdings-Leading pharmaceutical group                                  110      1,090,378
                        Union Bank of Switzerland-Major bank                                         810      1,169,084
                        Total                                                                         --      3,368,907
-------------------------------------------------------------------------------------------------------------==========
United Kingdom 11.64%   Anglian Water-Utility company                                             36,100        481,043
                        Barclays-Clearing bank                                                    15,000        398,526
                        British Aerospace-Aerospace manufacturer                                  13,500        386,656
                        British Petroleum-Integrated oil company                                  58,499        770,373

                        Statement of Net Assets
                        EQUITY SERIES December 31, 1997

                        Investments                                                               Shares   Market Value
=======================================================================================================================
                        British Telecom-Leading domestic telecommunications group                 30,000     $  236,772
                        Diageo-Diversified company involved in brewing,
                        distilling and hotels                                                     53,200        488,796
                        General Electric Company-Electronics group                                63,000        413,526
                        GKN Ord-Engineering company                                               16,700        342,590
                        Glaxo Wellcome-Pharmaceutical manufacturer                                25,500        603,241
                        HSBC Holdings plc-Bank                                                    15,000        387,668
                        Legal & General Group-Insurance company                                   40,000        345,472
                        Lloyd TSB Group-Banking company                                           64,000        827,552
                        Marks & Spencer-Merchandising company                                     62,500        615,881
                        SmithKline Beecham Ord-United Kingdom-based pharmaceutical company        54,000        555,665
                        Unilever-Food and consumer products manufacturer                          52,000        446,118
                        Vodafone Group-Mobile telephone operator                                 125,000        912,000
                        Whitbread and Co.-Brewer and leisure operator                             25,900        376,444
                        Wolseley-Leading distributor of plumbing and bathroom
                        products in the U.K., France, U.S. and Austria                            57,000        452,911
                        Zeneca Group-Pharmaceutical company                                       10,500        369,654
                        Total                                                                                 9,410,888
                        ------------------------------------------------------------------------------------===========
                        Total Investments in Foreign Securities (Cost $40,001,636)                           44,520,511
=======================================================================================================================
United States 43.28%
=======================================================================================================================
                        Aetna Inc.-Major multi-line insurer and provider of
                        managed health plans                                                       5,350        377,509
                        Air Products & Chemicals Inc.-Industrial gas producer                     11,225        923,256
                        Allstate Corp.-Second largest provider of
                        personal lines of insurance in the U.S.                                    6,450        586,144
                        American Home Products Corp.-Producer of drugs, food
                        housewares and packaged medicine and medical products                      8,200        627,300
                        Amoco Corp.-Major integrated petroleum and natural gas
                        company with sizable interests in chemicals                                6,025        512,878
                        Archer-Daniels-Midland Co.-Leading processor and seller
                        of agricultural commodities                                               29,865        647,697
                        Baltimore Gas & Electric Co.-Regional electric utility company            15,575        530,523
                        BankAmerica Corp.-Major money-center bank                                  6,725        490,925
                        BankBoston, N.A.-Leading New England regional bank                         3,675        345,220
                        Bell Atlantic Corp.-Regional telecommunications company                    4,400        400,400
                        BellSouth Corp.-Regional telecommunications company                        7,475        420,936
                        Best Foods (Formerly CPCInternational, Inc.)-Producer
                        of diversified packaged foods                                              9,225        996,300
                        Bristol-Myers Squibb Company-Major worldwide pharmaceutical
                        and consumer health products company                                       7,300        690,763
                        Carolina Power & Light Co.-Regional electric utility company               9,750        413,766
                        Chase Manhattan Corp.-Major money-center bank holding company              4,600        503,700
                        Chevron Corp.-Worldwide petroleum company with important
                        interests in chemicals and minerals                                        7,825        602,525
                        Chubb Corp.-Broad-based property and casualty insurance
                        organization                                                               9,600        726,000
                        CIGNA Corp.-Multi-line insurance and medical services                      3,325        575,433
                        CINergy Corp.-Supplier of electricity and natural gas in
                        the midwest                                                               12,850        492,316
                        Columbia Gas Systems Inc.-Natural gas utility proprietor                   6,125        481,195
                        ConAgra Inc.-Major producer of agricultural and consumer
                        products                                                                  25,000        820,313
                        Crown Cork & Seal Inc.-Producer of wide variety of steel
                        and aluminum containers for the food industry                             12,400        621,550
                        Deere & Co.-World's largest manufacturer of farm equipment                17,225      1,004,433
                        Emerson Electric Co.-Diversified manufacturer of consumer
                        and industrial electrical components                                      18,200      1,027,163
                        Exxon Corp.-World's largest integrated oil company                        12,350        755,666
                        Federal National Mortgage Association-America's largest
                        supplier of conventional home mortgages                                   16,300        930,119
                        First Chicago NBD-Major midwest bank                                       6,825        569,888
                        First Union Corp.-Major east coast bank                                   10,300        527,875

                        Statement of Net Assets
                        EQUITY SERIES December 31, 1997

                                                                                              Shares or
                       Investments                                                     Principal Amount   Market Value
=======================================================================================================================
                        Ford Motor Co.-World's second largest producer of cars and trucks          7,575     $  368,808
                        Fort James Corp.-Producer of paper-based consumer products,
                        packaging and communication papers                                        16,250        621,563
                        Fortune Brands Inc.-Consumer products conglomerate                        17,975        666,198
                        FPL Group-Premier southeast electric utility                               9,000        532,688
                        General Motors Corp.-Worldwide auto producer                               9,525        577,453
                        Harris Corp.-Manufacturer of electronic systems and
                        communications equipment                                                  11,125        510,359
                        Heinz H.J. Co.-Domestic packaged foods producer                           20,500      1,041,656
                        Hewlett-Packard Co.-Leading manufacturer of computer
                        products including printers, servers, workstations and PCs                10,950        684,375
                        Humana Inc.-Major U.S. provider of managed health plans                   20,500        425,375
                        International Business Machines Corp.-Largest computer manufacturer        6,525        682,270
                        International Paper Co.-Producer of paper and forest products             12,425        535,828
                        Jefferson-Pilot Corp.-Life insurance holding company                       5,550        432,206
                        Kimberly Clark Corp.-Major producer of consumer and
                        personal care products                                                    17,600        867,900
                        Mellon Bank Corp.-Regional banking and financial services company         11,525        698,703
                        Minnesota Mining & Manufacturing Co.-Diversified global
                        manufacturer of value-added industrial, consumer and
                        medical products                                                           5,600        459,550
                        Mobil Corp.-Large international oil company                                8,025        579,305
                        Morton International Inc.-Producer of specialty chemicals and salt        12,275        421,953
                        Nicor Inc.-Natural gas distributor in Illinois                            15,425        650,742
                        Philip Morris Inc.-Leading tobacco company                                19,350        876,797
                        Raytheon Class A-Diversified aerospace company                               607         29,953
                        SBC Communication Inc.-Regional telecommunications company                 6,800        498,100
                        Seagate Technology Inc.-Manufacturer of computer disk drive
                        equipment                                                                  9,975        192,019
                        SmithKline Beecham plc ADR-United Kingdom-based
                        pharmaceutical and clinical laboratory services company                   12,475        641,683
                        Snap-on, Inc.-Manufacturer and distributor of hand tools
                        and diagnostic equipment for the automotive industry                      11,325        494,053
                        Sonoco Products Co.-Producer of specialty paper and plastic
                        packaging components                                                      10,250        355,547
                        St. Jude Medical, Inc.-Leading manufacturer of artificial
                        heart valves                                                              17,875        545,188
                        The Coastal Corporation-Diversified gas pipeline and energy
                        production company                                                        11,675        723,120
                        Toys R Us Inc.-Discount toy supermarts; department stores                 19,425        610,673
                        Transamerica Corp.-Diversified financial services company                  6,200        660,300
                        VF Corp.-Leading producer of blue jeans and other apparel                 11,050        507,609
                        Washington Mutual-Leading savings and loan company                         7,600        484,975
                        Total Investments in United States Securities (Cost $33,739,744)              --     34,978,742
                        ------------------------------------------------------------------------------------===========
                        Total Investments in Securities (Cost $73,741,380)                            --     79,499,253
=======================================================================================================================
Other Assets, Less Liabilities 1.63%
=======================================================================================================================
Short-Term Investment,
at Cost                 American Express Credit Corp. 6.25% due 1/2/1998                          1,350M      1,350,000
Cash and Receivables,
Net of Liabilities                                                                                    --        (28,925)
                        ------------------------------------------------------------------------------------===========
                        Total Other Assets, Less Liabilities                                          --      1,321,075
=======================================================================================================================
Net Assets 100.00%
=======================================================================================================================
                        Class A Shares-Net asset value
                        ($78,655,428 / 6,512,593 shares outstanding)                                  --     $    12.08
                        Class B Shares-Net asset value
                        ($1,339,873 / 111,351 shares outstanding)                                     --     $    12.03
                        Class C Shares-Net asset value
                        ($825,027 / 68,478 shares outstanding)                                        --     $    12.05

                        The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and unaudited.
                      + Restricted security under Rule 144A.
                        See Notes to Financial Statements.

              Statements of Operations

                                                                                               Year Ended December 31, 1997
                                                                                          ---------------------------------
Investment Income                                                                         Equity Series       Income Series
===========================================================================================================================
Income        Interest                                                                      $   196,224      $   12,993,990
              Dividends                                                                       1,713,765                  --
              Foreign taxes withheld                                                           (139,700)           (353,231)
              Total income                                                                    1,770,289          12,640,759
              -------------------------------------------------------------------------------------------------------------
Expenses      Management fee                                                                    636,532             864,869
              12b-1 distribution plan-Class A                                                   234,057             498,360
              12b-1 distribution plan-Class B                                                     7,200              10,990
              12b-1 distribution plan-Class C                                                     4,525              59,500
              Shareholder servicing                                                             238,857             307,197
              Custodian                                                                          26,000              17,848
              Reports to shareholders                                                            40,600              65,259
              Professional                                                                       17,000              30,000
              Registration                                                                       36,000              52,000
              Directors                                                                           3,000               6,000
              Miscellaneous                                                                         216              19,768
              Expenses reimbursed to Manager                                                     62,290                  --
              Total expenses before reductions                                                1,306,277           1,931,791
                                                                                             ------------------------------
              Expense reductions                                                                (11,394)            (19,550)
              Net expenses                                                                    1,294,883           1,912,241
              -------------------------------------------------------------------------------------------------------------
              Net investment income                                                             475,406          10,728,518
              -------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
===========================================================================================================================
Net realized gain (loss) from investment and foreign currency transactions
              Proceeds from sales                                                            92,051,947       1,838,099,041
              Cost of investments sold                                                       83,408,687       1,838,485,548
              -------------------------------------------------------------------------------------------------------------
              Net realized gain (loss)                                                        8,643,260            (386,507)
              -------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and foreign currency holdings                     (2,530,998)         (4,218,698)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment and foreign currency transactions       6,112,262          (4,605,205)
---------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting From Operations                                        $ 6,587,668      $    6,123,313
===========================================================================================================================

              See Notes to Financial Statements.


              Statements of Changes in Net Assets

                                                                                        Year Ended December 31, 1997
                                                                                   ---------------------------------
Increase (Decrease) in Net Assets                                                   Equity Series      Income Series
====================================================================================================================
Operations    Net investment income                                                 $     475,406      $  10,728,518
              Net realized gain (loss) from investment and foreign currency
              transactions                                                              8,643,260           (386,507)
              Net unrealized appreciation (depreciation) of investments and
              foreign currency holdings                                                (2,530,998)        (4,218,698)
              Net increase in net assets resulting from operations                      6,587,668          6,123,313
              ------------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of share transactions                 5,192                 --
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
              Net investment income-Class A                                              (364,730)       (10,676,319)
              Net investment income-Class B                                                    --            (60,905)
              Net investment income-Class C                                                  (397)          (360,770)
              Paid-in-capital-Class A                                                          --         (1,201,001)
              Paid-in-capital-Class B                                                          --             (9,781)
              Paid-in-capital-Class C                                                          --            (38,752)
              Net realized gain from investment and foreign currency
              transactions-Class A                                                     (8,064,753)                --
              Net realized gain from investment and foreign currency
              transactions-Class B                                                       (135,059)                --
              Net realized gain from investment and foreign currency
              transactions-Class C                                                        (82,246)                --
              Total distributions                                                      (8,647,185)       (12,347,528)
              ------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sales of shares                                        16,590,094          6,604,979
              Net asset value of shares issued to shareholders in reinvestment of net investment income and realized gain from investment and
              foreign currency transactions                                             8,176,325          5,560,277
              Net assets of shares issued in exchange for assets acquired in
              tax-free acquisition                                                             --                 --
              Total                                                                    24,766,419         12,165,256
              ------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                               (34,055,648)       (59,650,585)
              ------------------------------------------------------------------------------------------------------
              Increase (decrease) in net assets derived from share transactions        (9,289,229)       (47,485,329)
              ------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                                     (11,343,554)       (53,709,544)
--------------------------------------------------------------------------------------------------------------------
Net Assets    Beginning of year                                                        92,163,882        202,494,473
              ------------------------------------------------------------------------------------------------------
              End of year+                                                          $  80,820,328      $ 148,784,929
              ======================================================================================================


                                                                                       Year Ended December 31, 1996
                                                                                   --------------------------------
Increase (Decrease) in Net Assets                                                   Equity Series     Income Series
===================================================================================================================
Operations    Net investment income                                                $     492,477      $  13,928,162
              Net realized gain (loss) from investment and foreign currency
              transactions                                                             2,557,061           (532,551)
              Net unrealized appreciation (depreciation) of investments and
              foreign currency holdings                                                4,234,210         (1,411,128)
              Net increase in net assets resulting from operations                     7,283,748         11,984,483
              -----------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of share transactions               (1,917)                --
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
              Net investment income-Class A                                             (499,800)       (15,524,985)
              Net investment income-Class B                                                   --             (6,387)
              Net investment income-Class C                                                   --           (233,299)
              Paid-in-capital-Class A                                                         --                 --
              Paid-in-capital-Class B                                                         --                 --
              Paid-in-capital-Class C                                                         --                 --
              Net realized gain from investment and foreign currency
              transactions-Class A                                                    (2,421,006)        (2,767,516)
              Net realized gain from investment and foreign currency
              transactions-Class B                                                        (6,410)            (8,277)
              Net realized gain from investment and foreign currency
              transactions-Class C                                                        (6,734)          (102,458)
              Total distributions                                                     (2,933,950)       (18,642,922)
              -----------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sales of shares                                       19,131,767          9,429,839
              Net asset value of shares issued to shareholders in reinvestment of net investment income and realized gain from investment and
              foreign currency transactions                                            2,759,133          9,798,593
              Net assets of shares issued in exchange for assets acquired in
              tax-free acquisition                                                            --          7,559,607
              Total                                                                   21,890,900         26,788,039
              -----------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                              (18,806,279)       (55,925,723)
              -----------------------------------------------------------------------------------------------------
              Increase (decrease) in net assets derived from share transactions        3,084,621        (29,137,684)
              -----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                                      7,432,502        (35,796,123)
-------------------------------------------------------------------------------------------------------------------
Net Assets    Beginning of year                                                       84,731,380        238,290,596
              -----------------------------------------------------------------------------------------------------
              End of year+                                                         $  92,163,882      $ 202,494,473
              =====================================================================================================

            + Including underdistributed (overdistributed) net investment income of $48,988 and $(660,620) for the Equity and Income Series, respectively, as of December 31, 1997 and $710,080 and $(1,260,840), respectively, for the year ended December 31, 1996. See Notes to Financial Statements.

Financial Highlights

INCOME SERIES

                                                                                   Class A Shares            Class B Shares
                                          --------------------------------------------------------  --------------------------
                                                                           Year Ended December 31,  Year Ended   8/1/96(c)
Per Share Operating Performance:           1997         1996         1995        1994        1993     12/31/97  to 12/31/96
=================================================================================================   ==========================
Net asset value, beginning of period      $8.34        $8.58        $7.98       $9.02       $8.87        $8.34       $8.24
-------------------------------------------------------------------------------------------------   --------------------------
Income from investment operations
Net investment income                       .51(b)       .53          .77         .65         .76          .45(b)      .23
Net realized and unrealized
gain (loss) on investments                 (.18)        (.04)         .6138      (.9603)      .174        (.18)        .22
Total from investment operations            .33          .49         1.3838      (.3103)      .934         .27         .45
-------------------------------------------------------------------------------------------------   --------------------------
Distributions
Dividends from net investment income       (.51)        (.61)        (.6613)     (.6035)     (.784)       (.46)       (.23)
Distributions to shareholders from
paid-in-capital                            (.07)       --           --           (.1262)    --            (.06)      --
Distributions from foreign currency
transactions                              --            (.12)        (.1225)    --          --           --           (.12)
-------------------------------------------------------------------------------------------------   -----------------------
Net asset value, end of period            $8.09        $8.34        $8.58       $7.98       $9.02        $8.09       $8.34
-------------------------------------------------------------------------------------------------   --------------------------
Total Return(a)                            4.23%(c)     6.12%       17.86%      (3.40)%     10.78%        3.49%       5.58%(d)
==============================================================================================================================
Ratios to Average Net Assets:
Expenses(e)                                1.10%        1.04%        1.04%       1.02%       1.04%        1.78%        .73%(d)
Net investment income                      6.29%        6.52%        7.60%       7.72%       7.81%        5.57%       2.11%(d)
==============================================================================================================================


                                                  Class C Shares
                                          --------------------------
                                          Year Ended  7/15/96(c)
Per Share Operating Performance:            12/31/97 to 12/31/96
====================================================================
Net asset value, beginning of period           $8.34       $8.14
--------------------------------------------------------------------
Income from investment operations
Net investment income                            .45(b)      .21
Net realized and unrealized
gain (loss) on investments                      (.18)        .37
Total from investment operations                 .27         .58
--------------------------------------------------------------------
Distributions
Dividends from net investment income            (.46)       (.26)
Distributions to shareholders from
paid-in-capital                                 (.06)      --
Distributions from foreign currency
transactions                                   --           (.12)
--------------------------------------------------------------------
Net asset value, end of period                 $8.09       $8.34
--------------------------------------------------------------------
Total Return(a)                                 3.48%       7.43%(d)
====================================================================
Ratios to Average Net Assets:
Expenses(e)                                     1.77%        .87%(d)
Net investment income                           5.62%       2.69%(d)
====================================================================

                                                                                Year Ended December 31,
Supplemental Data For All Classes:     1997           1996           1995           1994           1993
=======================================================================================================
Net assets, end of year (000)      $148,785       $202,494       $238,291       $249,490       $277,495
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate              616.63%        621.79%      1,073.69%      1,230.20%      1,599.43%
=======================================================================================================

(a) Total return does not consider the effects of sales loads.
(b) Calculated using average shares outstanding during the period.
(c) Commencement of offering respective Class shares.
(d) Not annualized.
(e) The ratios for 1997 include expenses paid through an expense offset arrangement.
    See Notes to Financial Statements.


EQUITY SERIES

                                                                                     Class A Shares            Class B Shares
                                          ---------------------------------------------------------  ---------------------------
                                                                            Year Ended December 31,  Year Ended   8/1/96(c)
Per Share Operating Performance:           1997         1996         1995         1994        1993     12/31/97  to 12/31/96
==================================================================================================   ===========================
Net asset value, beginning of period      $12.55        $11.96     $11.55       $12.44      $10.48       $12.53       $12.30
--------------------------------------------------------------------------------------------------   ---------------------------
Income from investment operations
Net investment income                        .07(b)        .07        .16          .10         .04         (.02)(b)     (.01)
Net realized and unrealized
gain (loss) on investments                   .90           .93        .90         (.1125)     2.635         .89          .58
Total from investment operations             .97          1.00       1.06         (.0125)     2.675         .87          .57
--------------------------------------------------------------------------------------------------   ---------------------------
Distributions
Dividends from net investment income        (.06)         (.07)      (.17)        (.10)       (.10)       --           --
Dividends from net realized gain       .(1.11)            (.21)      (.48)        (.7775)     (.615)      (1.11)        (.21)
Distributions from foreign currency
transactions                                (.27)         (.13)     --           --          --            (.26)        (.13)
--------------------------------------------------------------------------------------------------   ---------------------------
Net asset value, end of period            $12.08        $12.55     $11.96       $11.55      $12.44       $12.03       $12.53
--------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                             7.99%(c)      8.37%      9.19%        (.09)%     26.05%        7.19%        4.56%(d)
================================================================================================================================
Ratios to Average Net Assets:
Expenses(e)                                 1.51%         1.52%      1.63%        1.56%       1.68%        2.23%         .83%(d)
Net investment income                        .57%          .54%      1.31%         .79%        .70%        (.16)%       (.16)%(d)

                                                     Class C Shares
                                          ----------------------------
                                           Year Ended   7/15/96(c)
Per Share Operating Performance:             12/31/97  to 12/31/96
======================================================================
Net asset value, beginning of period           $12.54       $12.31
----------------------------------------------------------------------
Income from investment operations
Net investment income                            (.01)(b)    --
Net realized and unrealized
gain (loss) on investments                        .90          .57
Total from investment operations                  .89          .57
----------------------------------------------------------------------
Distributions
Dividends from net investment income             (.01)       --
Dividends from net realized gain                (1.11)        (.21)
Distributions from foreign currency
transactions                                     (.26)        (.13)
----------------------------------------------------------------------
Net asset value, end of period                 $12.05       $12.54
----------------------------------------------------------------------
Total Return(a)                                  7.34%        4.64%(d)
======================================================================
Ratios to Average Net Assets:
Expenses(e)                                      2.14%         .83%(d)
Net investment income                            (.06)%       (.11)%(d)
======================================================================

                                                                                                            Year Ended December 31,
Supplemental Data For All Classes:                                 1997           1996           1995           1994           1993
====================================================================================================================================
Net assets, end of year (000)                                   $80,820        $92,164        $84,731        $83,739        $71,632
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           99.05%         81.97%         83.32%         75.39%        197.59%
Average commissions per share paid on equity transactions         $.028          $.025          $.033            n/a            n/a
====================================================================================================================================

(a) Total return does not consider the effects of sales loads.
(b) Calculated using average shares outstanding during the period.
(c) Commencement of offering respective Class shares.
(d) Not annualized.
(e) The ratios for 1997 include expenses paid through an expense offset arrangement.

    See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies Lord Abbett Global Fund, Inc. (the "Company") is an open-end management investment company. The Company consists of two portfolios ("Series") - Lord Abbett Global Fund - Equity Series ("Equity Series") and Lord Abbett Global Fund - Income Series ("Income Series"). Equity Series is diversified as defined under the Investment Company Act of 1940. Income Series is non-diversified. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company: (a) Market value is determined as follows: Securities listed or admitted to trading privileges on any securities exchange are valued at the last sales price on the exchange on which such securities are traded, or, lacking any sales, at the latest price on the basis of current quotations from dealers, or from valuations furnished by an independent pricing service. Securities for which market quotations are not available are valued at fair value as determined under procedures approved by the Board of Directors. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required. (c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts on strips are accrued to maturity using the constant yield method. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. (d) For the Equity Series, a portion of proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares. (e) The Company enters into forward currency contracts and currency option contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. A currency option contract gives you the right, but not the obligation, to purchase or sell a foreign currency at a fixed price during a specified period. The contracts are valued daily at current exchange rates or market values (currency option) and any unrealized gain or loss is included in net unrealized appreciation or depreciation of investment and foreign currency holdings. The gain or loss, if any, arising from the difference between the settlement value of the forward contract (or the cost of the option) and the closing of such contracts, is included as net realized gain or loss from investment and foreign currency transactions. Risk may arise due to a change in the value of the foreign currency and as a result of the potential inability of the counterparts to meet the terms of their contracts. (f) Net realized gains and losses from foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the differences between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities is not segregated in the Statements of Operations from the effect of changes in market prices of those securities. (g) The Company may write call options on securities it owns. Premiums received by the Company upon writing covered call options are included in the Company's statement of net assets as an asset and an equivalent liability. The liability is adjusted daily to the market value of the options written. If an option expires, or if the Company enters into a closing purchase transaction, the Company realizes a gain or, if the cost of a closing purchase transaction exceeds the premium originally received, a loss, and the liability related to the option is extinguished. If an option is exercised, the proceeds of the sale of the underlying investment are increased by the premium originally received when the option was written.

2. Management Fee and Other Transactions With Affiliates The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolios. Lord Abbett has entered into a sub-advisory agreement with Edinburgh Fund Managers PLC ("Edinburgh"). Edinburgh furnishes investment advisory services in connection with the management of the Equity Series' portfolio. Lord Abbett pays for the cost of Edinburgh's services. The management fee is based on average daily net assets for each month at the annual rate of
 .75% for the Equity Series and .50% for the Income Series.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.25% of the average daily net asset value of Class A shares, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) a supplemental annual distribution fee of 0.10% of the average daily net asset value of Class A shares serviced by certain qualifying institutions. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding.

Lord Abbett may waive its management fee or reimburse each Series for certain of its other expenses. Any such fees waived or expenses reimbursed are subject to repayment by each Series pursuant to a formula based on the expense ratio of each Series. As of December 31, 1997, all management fees waived and expenses reimbursed pursuant to the aforementioned formula have been either accrued by each Series or forgiven by Lord Abbett. Distributor received the following commissions on sales of Class A shares of the Company after concessions were paid to authorized dealers:

                                           Lord Abbett                  Dealers'
Series                                     Commissions               Concessions
--------------------------------------------------------------------------------
Equity                                         $29,407                  $170,647
--------------------------------------------------------------------------------
Income                                         $10,558                  $ 65,169
--------------------------------------------------------------------------------

Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions Dividends from net investment income are declared semi-annually for Equity Series and daily for Income Series. Distributions from net realized gain from investment and foreign currency transactions are declared annually. At December 31, 1997, accumulated net realized capital gain (loss) for financial reporting purposes aggregated $199,335 for Equity Series and $(25,034,351) for Income Series. The Income Series had a capital loss carryforward as of December 31, 1997 of approximately $25,030,000, of which $19,900,000 expires in 2002,
$4,450,000 expires in 2004 and $680,000 expires in 2005. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

4. Capital The Equity Series has authorized 500 million shares of $.001 par value capital stock designated as follows: Class A-465 million shares,

Class B-15 million shares and Class C-20 million shares. The Income Series has authorized 500 million shares of $.001 par value capital stock designated as follows: Class A-450 million shares, Class B-30 million shares and Class C-20 million shares. At December 31, 1997, paid-in-capital amounted to $74,814,132 for Equity Series and $175,147,837 for Income Series. Transactions in shares of capital stock were as follows:

                                                           Year Ended December 31, 1997
---------------------------------------------------------------------------------------
                                      Equity Series                   Income Series
Class A                          Shares          Amount          Shares          Amount
---------------------------------------------------------------------------------------
Sales of shares               1,095,651    $ 14,481,551         604,529    $  4,878,516
Shares issued to share-
holders in reinvestment
of net investment income
and realized gain from
investment transactions         674,542       7,961,767         658,101       5,308,446
Total                         1,770,193      22,443,318       1,262,630      10,186,962
---------------------------------------------------------------------------------------
Shares reacquired            (2,559,577)    (33,537,757)     (7,011,721)    (56,584,653)
Decrease in shares             (789,384)   $(11,094,439)     (5,749,091)   $(46,397,691)
---------------------------------------------------------------------------------------

                                                           Year Ended December 31, 1996
---------------------------------------------------------------------------------------
                                      Equity Series                   Income Series
Class A                          Shares          Amount          Shares          Amount
---------------------------------------------------------------------------------------
Sales of shares               1,491,466    $18,591,308        1,002,952    $  8,346,570
Shares issued to share-
holders in reinvestment
of net investment income
and realized gain from
investment transactions         218,914      2,746,014        1,155,234       9,582,418
Total                         1,710,380     21,337,322        2,158,186      17,928,988
---------------------------------------------------------------------------------------
Shares reacquired            (1,491,443)   (18,764,209)      (6,592,178)    (54,647,236)
Increase (decrease) in shares   218,937    $ 2,573,113       (4,433,992)   $(36,718,248)
---------------------------------------------------------------------------------------

                                                           Year Ended December 31, 1997
---------------------------------------------------------------------------------------
                                      Equity Series                   Income Series
Class B                          Shares          Amount          Shares          Amount
---------------------------------------------------------------------------------------
Sales of shares                 105,825    $1,394,310           118,462        $955,629
Shares issued to share-
holders in reinvestment
of net investment income
and realized gain from
investment transactions          11,349       133,462             5,007          40,318
Total                           117,174     1,527,772           123,469         995,947
---------------------------------------------------------------------------------------
Shares reacquired               (25,186)     (338,740)          (26,822)       (215,805)
Increase in shares               91,988    $1,189,032            96,647        $780,142
---------------------------------------------------------------------------------------

                                                                         August 1, 1996
                                              (Commencement of Offering Class B Shares)
                                                           Year Ended December 31, 1996
---------------------------------------------------------------------------------------
                                      Equity Series                   Income Series
Class B                          Shares          Amount          Shares          Amount
---------------------------------------------------------------------------------------
Sales of shares                  20,863      $267,552            68,234        $574,870
Shares issued to share-
holders in reinvestment
of net investment income
and realized gain from
investment transactions             510         6,386             1,287          10,787
Total                            21,373       273,938            69,521         585,657
---------------------------------------------------------------------------------------
Shares reacquired                (2,010)      (26,432)               --              --
Increase in shares               19,363      $247,506            69,521        $585,657
---------------------------------------------------------------------------------------

                                                           Year Ended December 31, 1997
---------------------------------------------------------------------------------------
                                      Equity Series                   Income Series
Class C                          Shares          Amount          Shares          Amount
---------------------------------------------------------------------------------------
Sales of shares                  54,661      $714,233            95,470     $   770,834
Shares issued to share-
holders in reinvestment
of net investment income
and realized gain from
investment transactions           6,879        81,096            26,224         211,513
Total                            61,540       795,329           121,694         982,347
---------------------------------------------------------------------------------------
Shares reacquired               (14,168)     (179,151)         (353,771)     (2,850,127)
Increase (decrease) in shares    47,372      $616,178          (232,077)    $(1,867,780)
---------------------------------------------------------------------------------------

                                August 1, 1996                  July 15, 1996
                               (Commencement of                (Commencement of
                           Offering Class C Shares)       Offering Class C Shares)
                             to December 31, 1996          to December 31, 1996
                          --------------------------------------------------------
                                 Equity Series                  IncomeSeries
Class C                     Shares          Amount          Shares          Amount
----------------------------------------------------------------------------------
Sales of shares             21,789        $272,907          60,986      $  508,399
Shares issued to share-
holders in reinvestment
of net investment income
and realized gain from
investment transactions        537           6,733          24,561         205,388
Shares issued to share-
holders in exchange for
assets acquired in
tax-free acquisition            --              --         928,927       7,559,607
Total                       22,326         279,640       1,014,474       8,273,394
----------------------------------------------------------------------------------
Shares reacquired           (1,220)        (15,638)       (151,192)     (1,278,487)
Increase in shares          21,106        $264,002         863,282      $6,994,907
----------------------------------------------------------------------------------

5. Purchases and Sales of Investments The Income Series loans its portfolio securities to brokers. As of December 31, 1997, the market value of securities on loan to brokers was $32,261,183 for which the Income Series has obtained collateral aggregating $34,491,536, consisting of cash and U.S. Treasury securities. During the year ended December 31, 1997, purchases and sales of investment securities, exclusive of short-term investments, were $79,563,860 and $89,848,747, respectively, for the Equity Series and $965,257,163 and $1,010,195,143, respectively, for the Income Series. As of December 31, 1997, net unrealized appreciation (depreciation), unrealized appreciation and unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

                              Net Unrealized
                                Appreciation      Unrealized          Unrealized
Series                        (Depreciation)    Appreciation        Depreciation
--------------------------------------------------------------------------------
Equity                        $5,757,873         $10,288,827        $(4,530,954)

Income                        $ (410,509)        $ 2,050,479        $(2,460,988)

The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

At December 31, 1997, the Income Series had outstanding forward currency contracts to sell and buy foreign currencies as follows:

                                 Value at                         Unrealized
Foreign Currency          Settlement Date          Current      Appreciation
Sell Contracts                 Receivable            Value    (Depreciation)
----------------------------------------------------------------------------
Australian Dollars,
expiring 3/24/98              $ 3,265,500      $ 3,261,200         $  4,300
----------------------------------------------------------------------------
Deutsche Marks,
expiring 3/11/98 to 4/14/98   $39,574,653      $39,320,010         $254,643
----------------------------------------------------------------------------
South African Rands,
expiring 3/4/98               $ 2,417,621      $ 2,434,841         $(17,220)
----------------------------------------------------------------------------
British Pounds,
expiring 2/17/98              $ 5,890,850      $ 5,745,250         $145,600
----------------------------------------------------------------------------
Total                         $51,148,624      $50,761,301         $387,323
----------------------------------------------------------------------------
                                Value at
Foreign Currency          Settlement Date          Current        Unrealized
Buy Contracts                     Payable            Value      Depreciation
----------------------------------------------------------------------------
Deutsche Marks,
expiring 1/14/98 to 1/30/98   $15,045,586      $14,400,835        $(644,751)
----------------------------------------------------------------------------

Transactions in call options written during the year ended December 31, 1997 for the Income Series were as follows:

                                                          Number       Premiums
                                                    of Contracts       Received
-------------------------------------------------------------------------------
Options written                                                4      $ 154,638
-------------------------------------------------------------------------------
Options expired                                               (4)     $(154,638)
-------------------------------------------------------------------------------
Options outstanding at December 31, 1997                      --      $      --
-------------------------------------------------------------------------------

Notes to Financial Statements

6. Directors' Remuneration The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Directors' fees payable at December 31, 1997, under a deferred compensation plan, were $53,000.

7. The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Series' expenses. 8. Acquisition On July 12, 1996, Income Series acquired the net assets of Lord Abbett Securities Trust-Global Income Trust (the "Trust") pursuant to a plan of reorganization approved by the Trust's shareholders on June 19, 1996. The acquisition was accomplished by a tax-free exchange of 928,927 shares of newly issued Class C shares for 1,631,867 shares of the Trust valued at $7,559,607 in the aggregate on July 12, 1996. The aggregate net assets of the Income Series and the Trust immediately before the acquisition were $204,257,984 and $7,559,607 (including $48,406 of net unrealized depreciation and $110,517 of accumulated net realized losses), respectively.

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Global Fund, Inc.:

We have audited the accompanying statements of net assets of the Equity Series and the Income Series of Lord Abbett Global Fund, Inc. as of December 31, 1997, the related statements of operations and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Equity Series and the Income Series of Lord Abbett Global Fund, Inc. at December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
February 6, 1998

Copyright (C) 1998 by Lord Abbett Global Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Global Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning each Series' investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

Our Management

Board of Directors

Robert S. Dow
E. Wayne Nordberg
E. Thayer Bigelow*+
Stewart S. Dixon*
John C. Jansing*
C. Alan MacDonald*+
Hansel B. Millican, Jr.*+
Thomas J. Neff*
Outside Director
Audit Committee

Investment Manager and
Underwriter

Lord, Abbett & Co. and
Lord Abbett Distributor LLC

The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
212-848-1800

Sub-Adviser

Edinburgh Fund Managers PLC
Donaldson House
97 Haymarket Terrace
Edinburgh, Scotland EH12 5HD

Custodian

The Bank of New York
New York, NY

Transfer Agent

United Missouri Bank of
Kansas City, N.A.

Shareholder Servicing Agent

DST Systems, Inc.
P.O. Box 419100
Kansas City, MO 64141
800-821-5129

Auditors

Deloitte & Touche LLP
New York, NY

Counsel

Debevoise & Plimpton
New York, NY

    Investing in the
Lord Abbett
       Family of Funds

--------------------------------------------------------------------------------
GROWTH
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                          INCOME
--------------------------------------------------------------------------------
Aggressive    Growth Funds     Growth &          Balanced Fund
Growth Fund                    Income Funds

Developing    Global Fund-     Affiliated Fund   Balanced Series
Growth Fund   Equity Series
                               Growth &
              International    Income Series
              Series
                               Research Fund-
              Mid-Cap          Large-Cap
              Value Fund       Series

              Research Fund-
              Small-Cap
              Series*

--------------------------------------------------------------------------------
GROWTH
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                          INCOME
--------------------------------------------------------------------------------
Income Funds           Tax-Free         Money
                       Income Funds     Market Fund

Bond-Debenture         o National       U.S. Government
Fund                   o California     Securities
                       o Connecticut    Money Market
Global Fund-           o Florida        Fund**+
Income Series          o Georgia
                       o Hawaii
Limited Duration       o Michigan
U.S. Government        o Minnesota
Securities Series**    o Missouri
                       o New Jersey
U.S. Government        o New York
Securities Series**    o Pennsylvania
                       o Texas
                       o Washington


Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for Lord Abbett Global Fund.

For more complete information about any other Lord Abbett fund, including charges and expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to 28 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your invest-ment professional to help you customize your investment plan.

Numbers to Keep Handy

For Shareholder Account or Statement
Inquiries: 800-821-5129

For Literature: 800-874-3733

For More Information: 800-426-1130

Visit Our Web Site:
http://www.lordabbett.com

* Lord Abbett intends to close Lord Abbett Research Fund-Small-Cap Series to new investors in the first half of 1998. For more information, call Lord Abbett Distributor LLC at 800-426-1130.

** An investment in this Fund is neither insured nor guaranteed by the U.S.
   Government.

+ There can be no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share. This Fund is managed to maintain, and has maintained, its stable $1.00 per share price.

[LOGO](R) LORD ABBETT & CO.
          Investment Management

A Tradition of Performance Through Disciplined Investing


Lord Abbett Distributor LLC
------------------------------------------------------------          LAG-2-1297
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203              (2/98)